                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Sanmina-SCI Corporation (the "Company") on Form 10-K for the fiscal year ended September 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Jure Sola, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     By: /s/ RICK R. ACKEL
                                         ---------------------------------------
                                     Name:   Rick R. Ackel
                                     Title:  Executive Vice President of Finance
                                             and Chief Financial Officer
                                     Date:   December 8, 2003